EXHIBIT 1.3

                            UNDERWRITING AGREEMENT


                                                              November 7, 1996

SunAmerica Capital Trust III
  c/o SunAmerica Inc.
  1 SunAmerica Center
  Century City
  Los Angeles, California  90067-6022

SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California  90067-6022

Dear Sirs:

            We (collectively, the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that SunAmerica Capital Trust III (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, l2 Del. C.
Section 3801 et seq.), proposes to issue and sell 12,000,000 shares of its 8.30% Trust Originated Preferred Securities([SM]) ("TOPrS([SM])")(the "Firm Securities") and not more than 1,800,000 shares of its 8.30% TOPrS (the "Additional Securities"), if any, to the extent we shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Securities on the terms described below. The Firm Securities and the Additional Securities are hereinafter collectively referred to herein as the "Preferred Securities."

            It is understood that substantially contemporaneously with the closing of the sale of the Firm Securities to the Underwriters contemplated hereby, (i) the Trust, its trustees (the "Trustees") and the Company shall take all necessary action to adopt an Amended and Restated Declaration of Trust in substantially the form of the Form of Amended and Restated Declaration of Trust attached as Exhibit 4.13 to the Registration Statement referred to below (as so amended and restated, the "Declaration"), pursuant to which the Trust shall (x) issue and sell the Preferred Securities to the Underwriters pursuant hereto and (y) issue 426,805 shares of its 8.30% Trust Originated Common Securities (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities") to the Company, in each case with such rights and obligations as shall be set forth in such Declaration,
(ii) the Company and The First National Bank of Chicago, as Trustee, acting pursuant to an Indenture dated as of March 15, 1995, as amended by a Supplemental Indenture dated as of October 28, 1996, shall enter into a Fourth Supplemental Indenture in substantially the form of the Form of Supplemental Indenture attached as Exhibit 4.16 to the Registration Statement referred to below (the "Supplemental Indenture," and the Indenture, as so amended and supplemented, the "Indenture") providing for the issuance of (A) $300,000,000
principal amount of the Company's   8.30% Junior Subordinated Debentures due
2045 (the "Debentures") and (B) up to $45,000,000 principal amount of additional Debentures if and to the extent Additional Securities are issued by the Trust pursuant to the terms of this Agreement, (iii) the Company shall deposit such Debentures in the Trust in conjunction with the consummation of the sale of the Preferred Securities to the Underwriters contemplated hereby and (iv) the Company and The Bank of New York, as Guarantee Trustee, shall enter into a Guarantee Agreement in substantially the form of the Form of the Preferred Securities Guarantee attached as Exhibit 4.19 of the Registration Statement referred to below (the "Guarantee") for the benefit of holders from time to time of the Preferred Securities.

            Subject to the terms and conditions set forth or incorporated by reference herein, the Trust hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the respective number of Firm Securities set forth below opposite their names at a purchase price per Preferred Security of $25.00; provided, that the Company shall pay the Underwriters' Compensation (as defined in the Prospectus Supplement) equal to $.7875 per Preferred Security, or $.50 per Preferred Security for sales of 10,000 or more Preferred Securities to a single purchaser:




                                                    Number of shares of
                     Name                             Firm Securities
-----------------------------------------------    ---------------------
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated.................................           1,644,000
Dean Witter Reynolds Inc.......................           1,644,000
PaineWebber Incorporated.......................           1,644,000
Prudential Securities Incorporated.............           1,644,000
Smith Barney Inc...............................           1,644,000
Bear, Stearns & Co. Inc........................             120,000
Alex. Brown & Sons Incorporated ...............             120,000
Cowen & Company................................             120,000
Dain Bosworth Incorporated.....................             120,000
Dillon, Read & Co. Inc.........................             120,000
Donaldson, Lufkin & Jenrette Securities
 Corporation...................................             120,000
A.G. Edwards & Sons, Inc.......................             120,000
EVEREN Securities Inc..........................             120,000
Morgan Stanley & Co. Incorporated..............             120,000
The Ohio Company...............................             120,000
Oppenheimer & Co., Inc.........................             120,000
Piper Jaffray Inc..............................             120,000
Raymond James & Associates Inc.................             120,000
The Robinson-Humphrey Company, Inc.............             120,000
Tucker Anthony Incorporated....................             120,000
Wheat, First Securities, Inc...................             120,000
Advest, Inc....................................              60,000
Robert W. Baird & Co. Incorporated.............              60,000
J.C. Bradford & Co.............................              60,000
JW Charles Securities, Inc.....................              60,000
Craigie Incorporated...........................              60,000
Crowell, Weedon & Co...........................              60,000
Davenport & Co. of Virginia, Inc...............              60,000
Fahnestock & Co. Inc...........................              60,000
First Albany Corporation.......................              60,000
Gibraltar Securities Co........................              60,000
Crunta1 & Co., Incorporated....................              60,000
J.J.B. Hilliard, W.L. Lyons, Inc...............              60,000
Interstate/Johnson Lane Corporation............              60,000
Janney Montgomery Scott Inc....................              60,000
Josephthal Lyon & Ross Incorporated............              60,000
Kennedy, Cabot & Co............................              60,000
Legg Mason Wood Walker, Incorporated...........              60,000
McDonald & Company Securities, Inc.............              60,000
McGinn, Smith & Co., Inc.......................              60,000
Mesirow Financial, Inc.........................              60,000
Morgan Keegan & Company, Inc...................              60,000
David A. Noyes & Company.......................              60,000
Rauscher Pierce Refsnes, Inc...................              60,000
Roney & Co., LLC...............................              60,000
Scott & Stringfellow, Inc......................              60,000
Stifel, Nicolaus & Company,
  Incorporated.................................              60,000
Stone & Youngberg..............................              60,000
Sutro & Co. Incorporated.......................              60,000
US Clearing Corp...............................              60,000
Wedbush Morgan Securities......................              60,000
Yamaichi International (America), Inc..........              60,000
                                                         ----------
   Total                                                 12,000,000
                                                         ==========

            On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Trust agrees to sell to the Underwriters the Additional Securities, and the Underwriters shall have a one-time right to purchase, severally and not jointly, all or a part of the Additional Securities at the purchase price per Preferred Security listed above. Additional Securities may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. If any Additional Securities are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Securities (subject to such adjustments to eliminate fractional securities as you may determine) that bears the same proportion to the total number of Additional Securities to be purchased as the amount of Firm Securities set forth above opposite the name of such Underwriter bears to the total amount of Firm Securities.

            The Underwriters will pay for the Firm Securities upon delivery thereof at the offices of Merrill Lynch, Pierce, Fenner & Smith Incorporated in New York City, and payment of the purchase price for the Firm Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Los Angeles, at 10:00 a.m. (New York time) on November 13, 1996, or at such other time, not later than 5:00 p.m. (New York time) on November 18, 1996, as shall be designated by the Manager. The time and date of such payment and delivery are hereinafter referred to as the "Closing Date."

            The Underwriters will pay for any Additional Securities upon delivery thereof at the offices of Merrill Lynch, Pierce, Fenner & Smith Incorporated in New York City, and payment of the purchase price for the Additional Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Los Angeles, at 10:00 a.m. (New York time), on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than the date ten business days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from the Manager to the Company of our determination, on behalf of the Underwriters, to purchase an aggregate number, specified in said notice, of Additional Securities, as shall be designated in writing by us. Such notice of determination to exercise the option to purchase Additional Securities and of the designated Option Closing Date (defined below) may be given by the Manager at any time during the 30 days after the date of this Agreement. The designated time and date of such payment and delivery are hereinafter referred to as the "Option Closing Date."

            The Preferred Securities shall have the terms set forth in the Prospectus dated October 31, 1996, and the Prospectus Supplement dated November 7, 1996, including the following:



Terms of Preferred Securities

Aggregate Number of
  Firm Securities:                  12,000,000

Aggregate Number of
  Additional Securities:            1,800,000

Purchase Price:                     $25.00 per share

Underwriters' Compensation:         $.7875 per share, or $.50 for
                                    sales of 10,000 or more
                                    shares to a single purchaser

Closing Date:                       November 13, 1996

Form:                               Book-entry only

Lock-Up Securities and
  Lock-Up Period:                   Debt securities with a maturity of
                                    more than one year: the earlier to
                                    occur of the termination of
                                    trading restrictions or the Closing
                                    Date; Preferred Securities, and
                                    any equity security substantially
                                    similar to the Preferred
                                    Securities: 30 days from the date
                                    hereof.

            Each of the Trust and the Company hereby agrees that, without our prior written consent, it will not, directly or indirectly, offer, sell, contract to sell or grant any option to purchase or otherwise dispose of any shares of the securities listed above as "Lock-Up Securities," or any securities convertible into or exchangeable for Lock-Up Securities, for the period listed above as the "Lock-Up Period" in respect of such Lock-Up Securities; provided, however, that such restriction shall not affect the ability of the Trust, the Company or its subsidiaries to take any such action
(i) as a consequence of obligations under securities outstanding prior to the date hereof, (ii) in connection with any employee benefit or incentive plans of the Company or its subsidiaries or (iii) in connection with the offering of the Preferred Securities contemplated hereby.

            All provisions contained in the document entitled SunAmerica Capital Trusts and SunAmerica Inc. Underwriting Agreement Standard Provisions (Preferred Securities) dated September 29, 1995, (the "Standard Provisions") a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that
(i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to, and all provisions in such document relating to, a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement and
(iii) all references to "Additional Securities" and "Option Closing Date" and all provisions related to the grant of an over-allotment option to Underwriters hereunder shall not be deemed to be a part of this Agreement in the event that an over-allotment option is not so granted hereby.

            The term "Subsidiaries" as defined in the Standard Provisions shall be amended to now include and mean only SunAmerica Life Insurance Company, Anchor National Life Insurance Company, Resources Trust Company and Ford Life Insurance Company.

            The Company will pay all expenses incident to the performance of its obligations under this Agreement and will pay the expenses of printing all documents relating to the offering and of the mailing and delivering of copies thereof to the Underwriters and any fees charged by investment rating agencies for rating the Preferred Securities.

            Each of the Company and the Trust recognizes and acknowledges for all purposes of this Agreement that the only information relating to any underwriter furnished to the Company or the Trust in writing by such Underwriter through the Manager expressly for use in the Registration Statement or the Prospectus consists of the last paragraph on the cover page of the Prospectus Supplement and the statement thereunder regarding service marks of Merrill Lynch & Co., Inc.; the third sentence of the first paragraph under the caption "Risk Factors -- Listing of Preferred Securities; Trading Prices" in the Prospectus Supplement; and the names of the Underwriters, the second paragraph, the third sentence of the sixth paragraph and the second sentence of the seventh paragraph, in each case under the caption "Underwriting" in the Prospectus Supplement.

            Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.


Very truly yours,

MERRILL LYNCH & CO.,
  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
DEAN WITTER REYNOLDS INC.
PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
SMITH BARNEY INC.,

Acting severally on behalf of themselves and the several Underwriters named herein


By: Merrill Lynch & Co.,
      Merrill Lynch, Pierce, Fenner & Smith Incorporated

By: /s/ Mathew M. Pendo
    -----------------------------------------
    Name: Mathew M. Pendo
    Title: Director

Accepted:

SUNAMERICA CAPITAL TRUST III,
   a Delaware statutory business trust

By:  SUNAMERICA INC.,
        Sponsor

By: /s/ James R. Belardi
    -----------------------------------------
    Name:  James R. Belardi
    Title: Executive Vice President



SUNAMERICA INC.



By: /s/ James R. Belardi
    -----------------------------------------
    Name:  James R. Belardi
    Title: Executive Vice President




                         SUNAMERICA CAPITAL TRUSTS AND

                                SUNAMERICA INC.

                            UNDERWRITING AGREEMENT

                              STANDARD PROVISIONS
                            (PREFERRED SECURITIES)


                                                            September 29, 1995



               From time to time SunAmerica Inc., a Maryland corporation (the "Company") and one or more statutory business trusts entitled "SunAmerica Capital Trust [____]" designated therein (the "Trust"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

               The Trust and the Company have filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Preferred Securities, the Debentures and the Guarantee and have filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Preferred Securities, the Debentures and the Guarantee pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means such registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Preferred Securities, the Debentures and the Guarantee, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement" and "amendment" or "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Trust or the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  1. Representations and Warranties. The Company represents and warrants to each of the Underwriters that:

                  (a) The Registration Statement (including the most recent post-effective amendment thereto, if any) has been declared effective by the Commission; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.


                  (b) (i) Each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Registration Statement, since the later of the date it became effective and the date of the most recent post-effective amendment, if any, will not fail to reflect any facts or events which individually or in the aggregate represent a fundamental change in the information set forth in the Registration Statement as of such date, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Trust or the Company in writing by such Underwriter through the Manager expressly for use therein.


                  (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise.

                  (d) Each of SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, Anchor National Life Insurance Company, SunAmerica Asset Management Corp., Resources Trust Company, Royal Alliance Associates, Inc. and SunAmerica Securities, Inc. (together, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise; and all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned (except for directors qualifying shares) directly or through subsidiaries, by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (e) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, is and will be treated as a "grantor trust" for Federal income tax purposes under existing law, has the business trust power and authority to conduct its business as presently conducted and as described in the Registration Statement and Prospectus, and is not required to be authorized to do business in any other jurisdiction.

                  (f) The Trust and the Company have taken all business trust and corporate action necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been validly executed and delivered by each of the Trust and the Company.

                  (g) No consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Trust or the Company of its obligations under this Agreement, or the issuance and/or sale of the Preferred Securities, the Debentures and the Guarantee, except such as may be required by the securities or Blue Sky laws or insurance securities laws of the various states in connection with the offer and sale of the Preferred Securities.

                  (h) The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and Prospectus (except for subsequent issuances, if any, pursuant to reservations, stock option agreements, employee benefit plans or the exercise of convertible securities which may be referred to in the Registration Statement and Prospectus); all of the issued and outstanding shares of capital stock have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights.

                  (i) As of the Closing Date, the Trust Securities will have been duly authorized by the Declaration and (x) when the Preferred Securities are issued in accordance with the terms of this Agreement and delivered to and paid for by the Underwriters and (y) the Common Securities are issued against payment therefor as provided in the Declaration, such Trust Securities will be duly and validly issued and (subject to the terms of the Declaration) will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust, not subject to any preemptive or similar rights, and will conform to all statements relating thereto contained in the Registration Statement and Prospectus. Holders of Trust Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  (j) As of the Closing Date, the Declaration will have been duly authorized, executed and delivered by the Company and the trustees of the Trust (the "Trust Trustees") and will be a valid and binding obligation of the Company and the Trust Trustees, enforceable against the Company and the Trust Trustees in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  (k) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and, as of the Closing Date, assuming due authorization, execution and delivery by the Trustee thereunder, of the Indenture, the Supplemental Indenture and the Debentures, the Indenture (as so supplemented) and the Debentures will be valid and binding agreements of the Company, enforceable in accordance with their terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and the Indenture and the Debentures will conform in all respects to statements relating thereto contained in the Registration Statement and the Prospectus.

                  (l) None of the Trust, the Company nor any of the Subsidiaries is in violation of its respective Declaration, charter or bylaws, as applicable, or in default in the performance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust, the Company or any of the Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Trust, the Company or of any of the Subsidiaries is subject, or in violation of any applicable law, administrative regulation or administrative or court order or decree, which violation or default would, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Trust, the Company and its subsidiaries, considered as one enterprise; and the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein and in the Prospectus will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, the Company or any of the Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust, the Company or any of the Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Trust, the Company or any of the Subsidiaries is subject, except for a conflict, breach, default, lien, charge or encumbrance which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Trust, the Company and its subsidiaries considered as one enterprise, nor will such action result in any violation of the provisions of the respective Declaration, charter or bylaws of the Trust, the Company or any of the Subsidiaries, as applicable, or any applicable law, administrative regulation or administrative or court decree.

                  (m) There is no action, suit, or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against or, to the knowledge of the Company, threatened against or affecting any of the Trust, the Company or any subsidiaries of the Company, or any of their respective assets or properties, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or which is reasonably likely to result in any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Trust or the Company and its subsidiaries, considered as one enterprise, or which would be reasonably likely to materially and adversely affect a material portion of the properties or assets thereof or which is reasonably likely to materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Trust or the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to the business of the Trust or the Company or any of its subsidiaries, are, considered in the aggregate, not material; and there are no contracts or documents of the Trust or the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement or Prospectus by the Securities Act, the Exchange Act or the rules and regulations promulgated thereunder, which have not been filed.

                  (n) Price Waterhouse LLP, the accountants who certified the financial statements and supporting schedules of the Company included or incorporated by reference in the Registration Statement and Prospectus, are independent public accountants with respect to the Trust and the Company and the subsidiaries of the Company as required by the Securities Act and the rules and regulations promulgated thereunder.

                  (o) The financial statements of the Company included or incorporated by reference in the Registration Statement or Prospectus present fairly the financial position of the Company and the consolidated subsidiaries of the Company as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement and Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; the ratios of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends, included in the Registration Statement or Prospectus have been calculated in compliance with
Item 503(d) of Regulation S-K of the Commission; and the supporting schedules included or incorporated by reference in the Registration Statement or Prospectus present fairly the information required to be included therein.

                  (p) Since the respective dates as of which information is given in the Registration Statement and Prospectus, and except as otherwise stated or contemplated therein, (i) there has been no material adverse change and no development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or any of the Subsidiaries which are material to the Company and its subsidiaries, considered as one enterprise, other than those entered into in the ordinary course of business and (iii) except for regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (q) The Trust, the Company and the Subsidiaries possess such certificates, authorizations or permits issued by the appropriate state or federal regulatory agencies or bodies as are necessary to conduct the business as now conducted by them and as described in the Registration Statement or Prospectus, except where the failure to so possess such certificates, authorizations or permits would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Trust or the Company and its subsidiaries, considered as one enterprise; and none of the Trust, the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, is reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Trust or the Company and its subsidiaries, considered as one enterprise.

                  (r) Neither the Trust nor the Company is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (s) None of the Trust, the Company or any of their affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

              2. Public Offering. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Preferred Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Preferred Securities are set forth in the Prospectus.

              3. Purchase and Delivery. Payment for the Preferred Securities to be purchased by the Underwriters on the Closing Date or the Option Closing Date, as the case may be, shall be made by certified or official bank check or checks payable to the order of the Trust in New York Clearing House or similar next-day funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Preferred Securities in certificated form, registered in such names and in such denominations as the Manager shall request in writing not less than one full business day prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Preferred Securities to the Underwriters duly paid.

              4. Conditions to Closing. The several obligations of the Underwriters hereunder are subject to the following conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

                  (c) The Manager shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (b) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Trust and the Company have complied with all of the agreements and satisfied all of the obligations on their part to be performed or satisfied on or before the Closing Date.

                  The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

                  (d) The Manager shall have received on the Closing Date opinions of Piper & Marbury, L.L.P., Maryland counsel for the Company, Susan
L. Harris, Esq., Vice President and General Counsel--Corporate Affairs for the Company, Davis Polk & Wardwell, special counsel for the Company, and Richards, Layton & Finger, Delaware counsel for the Trust, each dated the Closing Date, to the effect set forth in Exhibits A, B, C and D, respectively. In giving such opinion, (i) Ms. Harris may rely, as to matters governed by laws other than the laws of the State of California and the federal law of the United States of America, on an opinion or opinions of Davis Polk & Wardwell, Piper & Marbury and Richards, Layton & Finger, (ii) Davis Polk & Wardwell may rely, as to matters governed by laws other than the laws of the State of New York and the federal law of the United States of America, on an opinion or opinions of Piper & Marbury and Richards, Layton & Finger and (iii) Richards, Layton & Finger may rely, as to matters governed by laws other than the State of Delaware, on an opinion or opinions of Piper & Marbury and Davis Polk & Wardwell, in each case so long as such opinion shall be dated the Closing Date and in form and substance satisfactory to the Manager, and shall expressly permit the Underwriters to rely thereon as if such opinion were addressed to Underwriters.

                  (e) The Manager shall have received on the Closing Date an opinion of special counsel for the Underwriters (the selection of whom shall be approved by the Company), dated the Closing Date, to the effect set forth in paragraphs (i) and (ii) in Exhibit A, paragraphs (i) through (iv) and (vi) through (viii) in Exhibit C and paragraphs (i) through (v) in Exhibit D. In giving such opinion, such counsel may rely, as to matters governed by laws other than the federal law of the United States of America, on an opinion or opinions of local counsel satisfactory to the Manager, so long as each such opinion shall be dated the Closing Date and in form and substance satisfactory to the Manager, and shall expressly permit the Underwriters to rely thereon as if such opinion were addressed to Underwriters.

                  (f) The Manager shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Manager, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

                  (g) The Manager shall have received a certificate from The Bank of New York and The Bank of New York (Delaware), as Trust Trustees, dated the Closing Date and signed by appropriate officers of such Trust Trustees, containing statements and information substantially in the form of Exhibit E hereto.

                  (h) The Preferred Securities of the Trust shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

                  (i) On the Closing Date, (i) the Preferred Securities shall have a rating of at least "Baa2" from Moody's Investors Service, Inc. and at least "A-" from Standard & Poor's Corporation as evidenced in a letter from such rating agencies or by other evidence satisfactory to the Manager and (ii) no securities of the Company or of any other SunAmerica Capital Trust that is
(x) organized in substantially the form of, and for substantially the same purpose as, the Trust and (y) whose common equity capital is wholly-owned by the Company or its subsidiaries (each a "SunAmerica Trust") shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

              5. The several obligations of the Underwriters to purchase Additional Securities hereunder are subject to delivery to the Manager on the Option Closing Date of such opinions, certificates and documents contemplated by this Section 4 as such Manager shall reasonably request relating to the issuance of the Additional Securities.

                  (a) Covenants of the Company. In further consideration of the agreements of the Underwriters contained herein, the Company covenants as follows:

                  (b) To furnish the Manager, without charge, a signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

                  (c) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Preferred Securities, the Debentures or the Guarantee, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects.

                  (d) If, during such period after the first date of the public offering of the Preferred Securities as the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters, and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Preferred Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealer upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as so amended or supplemented, will comply with law.

                  (e) To endeavor to qualify the Preferred Securities for offer and sale under the securities or Blue Sky laws or insurance securities laws of such jurisdictions as the Manager shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with any review of the offering of the Preferred Securities by the National Association of Securities Dealers, Inc.


                  (f) To make generally available to the security holders of the Trust and the Company and to the Manager as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

               6. During the period mentioned in paragraph (c) above, to advise the Underwriters promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose.

                  Indemnification and Contribution. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities, joint or several (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim), caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Trust and the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Trust and the Company by any Underwriter in writing through the Manager expressly for use therein;
provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages or liabilities purchased Offered Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented, if the Trust and the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to such purchase, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. This indemnity will be in addition to any liability which the Company may otherwise have.

               Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the (i) the Trust, its Trust Trustees, its officers who sign the Registration Statement and each person, if any, who controls the Trust within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, in each such case to the same extent as the foregoing indemnity from the Company to such Underwriter, but only to the extent that any untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished to the Trust or the Company by any Underwriter in writing through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. This indemnity will be in addition to any liability which the Underwriters may otherwise have.

               In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.
It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses or more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company, in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               If the indemnification provided for in the first or second paragraph in this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand from the offering of the Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Preferred Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Preferred Securities (before deducting expenses) received by the Trust and the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Preferred Securities. The relative fault of the Trust and the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust or the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective principal amounts of Preferred Securities purchased by each of such Underwriters and not joint.

               The Trust, the Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

               The indemnity and contribution provisions contained in this
Section 6 and the representations and warranties of the Trust and the Company contained herein shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Trust, its Trust Trustees or any person controlling the Trust, the Company, its directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

               7. Termination. This Agreement shall be subject to termination, by notice given by the Manager to the Trust and the Company, if
(a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange or the American Stock Exchange, (ii) trading of any securities of the Company or of any SunAmerica Trust shall have been suspended on any exchange or in any over-the-counter market, (iii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse, or
(iv) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, and (b) in the case of any of the events specified in clauses (a)(i) through (iii), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Preferred Securities on the terms and in the manner contemplated in the Prospectus.

               8. Defaulting Underwriters. If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Preferred Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Preferred Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Preferred Securities set forth opposite their respective names above bears to the aggregate number of Preferred Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Preferred Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 8 by a number in excess of one-ninth of such number of Preferred Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Preferred Securities to be purchased on such date and the aggregate number of Preferred Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Preferred Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Preferred Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Manager or the Company shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Preferred Securities to be purchased on such date and the aggregate number of Preferred Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Preferred
Securities to be purchased on such date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Preferred Securities to be purchased on such date or (ii) purchase not less than the number of Preferred Securities that such non-defaulting Underwriters would have been obligated to purchase on such date in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

               If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Trust or the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Trust or the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Preferred Securities. Nothing in the foregoing sentence shall limit the Company's obligations to pay expenses as provided in Section 5.

               9. Miscellaneous. The Underwriting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

              10. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

              11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same agreement.




                                                                     Exhibit A




                         Opinion of Maryland Counsel for the Company

                The opinion of Piper & Marbury, Maryland counsel for the Company, to be delivered pursuant to Section 4(d) of the Underwriting Agreement, shall be limited to the laws of the State of Maryland and shall be to the effect that:

                (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws under the State of Maryland; and the Company has the corporate power under the laws of the State of Maryland and under its charter to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                 (ii) the Underwriting Agreement, the Declaration, the Indenture, the Debentures and the Guarantee have been duly authorized, executed and delivered by the Company; and

                  (iii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Declaration, the Indenture, the Debentures and the Guarantee will not contravene any provision of any material applicable law of the State of Maryland or the articles of incorporation or by-laws of the Company (excluding the securities or Blue Sky laws of the State of Maryland, as to which such counsel need not express any opinion).








                                                                     Exhibit B




                              Opinion of Counsel for the Company

               The opinion of Susan L. Harris, Vice President and General Counsel--Corporate Affairs of the Company, to be delivered pursuant to Section 4(d) of the Underwriting Agreement shall be to the effect that:

               (i) to the best of such counsel's knowledge and information, the Company is duly qualified as a foreign corporation, to transact business and in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, taken as a whole;

               (ii) each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and Prospectus; nothing has come to the attention of such counsel to lead such counsel to believe that any of SunAmerica Life Insurance Company, Anchor National Life Insurance Company or SunAmerica Asset Management Corp. is not duly qualified as a foreign corporation to transact business or is not in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise; to the best of such counsel's knowledge and information, all of the issued and outstanding capital stock of each Subsidiary is owned (except for directors qualifying shares), directly or through subsidiaries, by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

               (iii) to the best of such counsel's knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct in all material respects and, to the best of such counsel's knowledge and information, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed, which default could have a material adverse effect on the Trust or the Company and its subsidiaries considered as one enterprise;

               (iv) to the best of such counsel's knowledge and information, the execution and delivery of the Underwriting Agreement, the Declaration, the Indenture, the Debentures and the Guarantee and the consummation of the transactions contemplated herein and in the Registration Statement and Prospectus will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, the Company or any of the Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust, the Company or any of the Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Trust, the Company or any of the Subsidiaries is subject, except for a conflict, breach, default, lien, charge or encumbrance which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Trust or the Company and its subsidiaries considered as one enterprise nor will such action result in any violation of the provisions of the respective Declaration, charter or by-laws of the Trust, the Company and the Subsidiaries, as applicable, or any material applicable law, administrative regulation or administrative or court decree;

               (v) to the best of such counsel's knowledge and information, no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Trust or the Company of its obligations under the Underwriting Agreement, or the issuance and sale of the Preferred Securities except such as may be required by the securities or Blue Sky laws or insurance securities laws of the various states in connection with the offer and sale of the Preferred Securities;

               (vi) to the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened or any statutes, regulations, contracts, or other documents that are required to be described in the Registration Statement or the Prospectus that are not described as required;

               (vii) such counsel (1) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any opinion) appeared on its face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) believes that (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any belief, and except for the part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, when such part became effective did not, and as of the date such opinion is delivered, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(3) is of the opinion that the Registration Statement and Prospectus
(except for financial statements, supporting schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any opinion, and except for the part of the Registration Statement that constitutes the Form T-1 heretofore referred
to) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and (4) believes that (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;
and

               (viii) the Registration Statement is effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect under the Securities Act, and no proceedings for such purpose are pending before or threatened by the Commission.

               With respect to the foregoing paragraph (vii), such counsel may state that her opinion and belief are based upon her participation in the preparation of the Registration Statement and Prospectus and any amendments, supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified.




                                                                     Exhibit C




                          Opinion of Special Counsel for the Company

               The opinion of Davis Polk & Wardwell, special counsel for the Company, to be delivered pursuant to Section 4(d) of the Underwriting Agreement shall be to the effect that:

               (i) the statements in the Prospectus under the captions "Description of the Preferred Securities," "Description of the Junior Subordinated Debentures" and "Description of the Preferred Securities Guarantee", insofar as such statements constitute summaries of the legal matters or documents referred to therein, have been reviewed by such counsel and fairly summarize the matters referred to therein and the statements in the Prospectus under the caption "Taxation" constitute in all material respects a fair and accurate summary of the material United States federal income tax consequences of the ownership and disposition of the Preferred Securities;

               (ii) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and, assuming due authorization, execution and delivery by the Company and the Trustee thereunder of the Indenture, the Supplemental Indenture, the Guarantee and the Debentures, each of the Supplemental Indenture, Indenture (as so supplemented), the Guarantee and the Debentures will be a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and availability of equitable remedies may be limited by equitable principles of general applicability;

               (iii) the Preferred Securities, the Debentures and the Guarantee conform in all material respects to the descriptions thereof contained in the Prospectus and the Registration Statement;

               (iv) neither the Trust nor the Company is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

               (v) to the best of such Counsel's knowledge and information, no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Trust or the Company of its obligations under the Underwriting Agreement, or the issuance and sale of the Preferred Securities, except such as may be required by the securities or Blue Sky laws or insurance securities laws of the various states in connection with the offer and sale of the Preferred Securities;

               (vi) the statements in the Prospectus under the caption "Plan of Distribution," insofar as such statements constitute summaries of the legal matters or documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings and fairly summarize the matters referred to therein;

               (vii) such counsel (1) believes that (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein and any of the documents incorporated by reference therein, as to which such counsel need not express any belief, and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, when such part became effective did not, and as of the date such opinion is delivered, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) is of the opinion that the Registration Statement and Prospectus (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein and any of the documents incorporated or deemed to be incorporated by reference therein, as to which such counsel need not express any opinion, and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and (3) believes that (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein and any of the documents incorporated or deemed to be incorporated by reference therein, as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

               (viii) the Registration Statement is effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect under the Securities Act, and no proceedings for such purpose are pending before or threatened by the Commission.

               With respect to the foregoing paragraph (vii), such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto (other than the documents incorporated by reference) and upon review and discussion of the contents thereof (including documents incorporated by reference) but are without independent check or verification, except as specified.




                                                                     Exhibit D




                          Opinion of Delaware Counsel for the Trust

               The opinion of Richards, Layton & Finger, special counsel for the Trust, to be delivered pursuant to Section 4(d) of the Underwriting Agreement shall be to the effect that:

               (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act and under the Declaration and the Delaware Act has the business trust power and authority to conduct its business as described in the Registration Statement and Prospectus;

               (ii) assuming due authorization, execution and delivery of the Declaration by the Company and the Trustees, the Declaration is a legal, valid and binding agreement of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors generally and (b) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law);

               (iii) under the Declaration and the Delaware Act, the execution and delivery of the Underwriting Agreement by the Trust, and the performance by the Trust of its obligations thereunder, have been duly authorized by all business trust action on the part of the Trust;

               (iv) the Trust Securities have been duly authorized by the Declaration and (x) when the Preferred Securities are issued in accordance with the terms of the Underwriting Agreement and delivered to and paid for by the Underwriters and (y) the Common Securities are issued against payment therefor as provided in the Declaration, such Trust Securities will be duly and validly issued and, subject to the qualifications set forth in such opinion, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of Trust Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of the private corporations for profit organized under the General Corporation Law of the State of Delaware;

                      In rendering such opinion, such counsel may note that holders of Trust Securities may be obligated, pursuant to the Declaration, to
(i) provide indemnity and security in connection with and pay taxes or other governmental charges arising from transfers of certificates for Trust Securities and the issuance of replacement certificates for Trust Securities,
(ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Declaration and (iii) undertake as a party litigant to pay costs in any suit for the enforcement of any right or remedy under the Declaration or against the Property Trustee, to the extent provided in the Declaration. In rendering such opinion such counsel may also note that the Company, in its capacity as Sponsor and not in its capacity as a Holder, has undertaken certain payment obligations as set forth in the Declaration; and

               (v) under the Declaration and the Delaware Act, the issuance of the Trust Securities is not subject to preemptive rights.




                                                                     Exhibit E




                                    TRUSTEES' CERTIFICATE

               The Bank of New York, a New York banking corporation ("BONY-NY"), and The Bank of New York (Delaware), a Delaware banking corporation ("BONY-DEL," and together with BONY-NY, the "Trustees"), each hereby certifies that:

               1. The [Declaration of Trust] [Amended and Restated Declaration of Trust] of SunAmerica Capital Trust [_] (the "Trust"), dated as of _______ __, 199[_] (the "Declaration of Trust"), by and among SunAmerica Inc., a Maryland corporation, as sponsor (the "Sponsor"), the Trustees and the other parties thereto has been duly executed and delivered in the name and on behalf of each of BONY-NY and BONY-DEL by ____________, its ___________, and ____________, its __________, respectively.

               2. Each person who, on behalf of each of the Trustees, executed and delivered the [Declaration of Trust] [Amended and Restated Declaration of Trust] was at the date thereof and is now duly elected, appointed or authorized, qualified and acting as an officer or authorized signatory of such Trustee and duly authorized to perform such act at the time of such act and the signatures of such persons appearing on such documents are their genuine signatures.

               3. Attached hereto are (a) an extract from the By-laws of each of the undersigned, duly adopted by its Board of Directors, respecting the signing authority of the persons mentioned above in paragraph 2 above, and (b) a letter from a Senior Executive Vice President of each of the undersigned authorizing, pursuant to such By-laws, such signing authority, which By-laws and letter at the date hereof are in full force and effect.

               4. To the knowledge of the Trustees, without any independent investigation, the statutory business trust created pursuant to [the Declaration of Trust] [that certain original declaration of trust, dated as of _______ __, 199[_], by and among the Sponsor, the Trustees and the other parties thereto] (a) has conducted no business other than in connection with the Registration Statement on Form S-3 (No. 33-[_________]) of the Sponsor, the Trust and other trusts organized by the Sponsor (the "Registration Statement") and (b) has no liabilities other than in connection with the Registration Statement.